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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K
                                    ITEM 5

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               FEBRUARY 10, 1999


                              ROYAL OAK MINES INC.
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           (Exact name of registrant as specified in its charter)

ONTARIO, CANADA                                            98-0160821
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland, Washington
U.S.A.                                      98033
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(Address of principal executive offices)    (Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number,
including area code

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Item 5.  Other Events

On February 10, 1999, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]

              FOR  IMMEDIATE  RELEASE  FROM  KIRKLAND,  WASHINGTON

                               FEBRUARY 10, 1999

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     ROYAL OAK TO TEMPORARILY SUSPEND OPERATIONS AT KEMESS SOUTH MINE

ROYAL OAK MINES INC. (TSE AND AMEX: RYO) announced today that it has received an order from the British Columbia government to suspend certain operations at its Kemess South Mine in order to raise the height of the tailings dam.

Due to recent cold weather at the Kemess mine site, the Company was unable to raise the height of the dam to the elevation required for the week ended Sunday, February 7, 1999. The Company has dam-raising requirements on a weekly basis that it must achieve to keep its operating permit in good standing. The Company plans to suspend operations at the mine on Wednesday night in compliance with the order. Company management will meet representatives of the British Columbia government on Wednesday to discuss the situation with a view to resuming full production as soon as possible.

For further information, contact:

J. Patrick Howe
Howe & Company Inc.
(416) 863-6632
E-mail: jphowe@howeco.com


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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ROYAL OAK MINES INC.

Date: February 16, 1999                 By: /s/ M.K. Witte
                                           -------------------------------
                                           M.K.Witte
                                           President and CEO